UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 11, 2005

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Employment Agreement with Gregory S. Metz, Senior Vice President and Chief Financial Officer. A copy of the Employment Agreement is being filed as Exhibit 10.31 to this current report on Form 8-K.

Employment Agreement with Michael L. Bamburg, Senior Vice President and Chief Investment Officer. A copy of the Employment Agreement is being filed as Exhibit 10.32 to this current report on Form 8-K.

Oral Employment At-Will Agreement between NovaStar Financial, Inc. and Rodney E. Schwatken, Vice President, Controller and Chief Accounting Officer. A description of the agreement is set forth in Exhibit 10.33 to this current report on Form 8-K.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) – Exhibits

10.31	Employment Agreement between NovaStar Financial, Inc. and Gregory S. Metz, Senior Vice President and Chief Financial Officer.

10.32	Employment Agreement between NovaStar Financial, Inc. and Michael L. Bamburg, Senior Vice President and Chief Investment Officer.

10.33	Oral Employment At-Will Agreement between NovaStar Financial, Inc. and Rodney E. Schwatken, Vice President, Controller and Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: February 11, 2005	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.31	Employment Agreement between NovaStar Financial, Inc. and Gregory S. Metz, Senior Vice President and Chief Financial Officer.

10.32	Employment Agreement between NovaStar Financial, Inc. and Michael L. Bamburg, Senior Vice President and Chief Investment Officer.

10.33	Oral Employment At-Will Agreement between NovaStar Financial, Inc. and Rodney E. Schwatken, Vice President, Controller and Chief Accounting Officer.